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                    K I R R , M A R B A C H  P A R T N E R S
                               V A L U E  F U N D
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                                     [LOGO]




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                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2002


                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                               V A L U E  F U N D

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"Don't judge each day by the harvest you reap but by the seeds that you plant."

                                                          Robert Louis Stevenson


"It is better to keep your mouth shut and appear stupid than to open it and remove all doubt."

                                                                      Mark Twain


"Success is a lousy teacher. It seduces smart people into thinking they can't lose."

                                                Bill Gates, Founder of Microsoft

--------------------------------------------------------------------------------



April 15, 2002      Dear Fellow Shareholder:

                    Most major U.S. equity market indices (except NASDAQ) ended the first quarter of 2002 close to year-end 2001 levels, though the investment sea was quite choppy during the quarter. The market stumbled out of the starting blocks in January and February as investors grappled with uncertain prospects for near-term economic recovery and a crisis of confidence brought on by almost daily revelations of wrongdoing by Enron senior management and their (not so) independent CPA firm, Arthur Andersen. We will discuss this topic and its implications for investors in further detail. The S&P 500 rallied to recover almost all the decline in March and actually finished the quarter with a slight positive total return. This was due to strengthening economic indicators and the Fed's pronouncement the U.S. economy has recovered to the point where the risks of further weakness and increasing inflation are now in balance.


    Periods ending          Value Fund           S&P 500        Russell Midcap
    March 31, 2002         Total Return           Index              Index
------------------------  ----------------     ------------    -----------------

       3 months               +2.25%             +0.28%             +4.25%
       One-year               +15.42%            +0.24%             +9.92%
      Two-years               +16.12%            -11.42%            -1.65%
     Three-years              +11.77%            -2.53%             +8.17%
   Since Inception            +10.95%            -0.86%             +7.36%
 (December 31, 1998)

1) Past performance does not reflect how Value Fund may perform in the future. The performance data quoted assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

2) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

3) The Russell Midcap index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.

4) One-year, two-year, three-year and Since Inception returns are Average Annualized Returns.


                    K I R R , M A R B A C H  P A R T N E R S
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                               V A L U E  F U N D


OVERVIEW

While Value Fund's total return in the first calendar quarter of 2002 was modest, given the massive destruction of wealth that has occurred since the early spring of 2000, preservation of capital continues to be the name of the game. At the risk of violating Mr. Twain's rule, if we can produce a mid- to high-single digit total return in 2002, we'll look pretty good.

THE STOCK MARKET

As we have stated, the market had a tremendous recovery from its low on September 21, 2001 and is no longer attractively valued, as a whole. Last fall, we thought investors' outlook for the economy was overly pessimistic, creating a great investment opportunity. The economic cards turned over since then have been even better than we expected and our fellow shareholders have been rewarded accordingly. Human nature as it is, economic expectations have now been rapidly ratcheted upward, creating more risk. Though we are still finding value on a selective, stock-by-stock basis, we are having difficulty uncovering investment themes or groups with exceptional value. Because of the slim pickings in the equity market, Value Fund's short-term investment position (i.e. "cash") has increased. We want to remind shareholders the relative abundance or dearth of attractive investment opportunities dictates the portfolio's cash position.

With the Fed signaling their campaign to boost the economy with an unprecedented 11 interest rate reductions covering 475 basis in 2001 has arrested the decline for now and set the stage for recovery, interest rates are likely to increase as the economy strengthens, restraining the market's P/E. If the market multiple can no longer expand, the math says earnings must then increase faster than expected for stock prices to rise. The risk in the stock market is valuations are extended, even assuming fairly aggressive earnings growth expectations
(particularly for the last half of 2002). This leaves very little room for error.


PORTFOLIO COMMENTS

Despite a modestly positive return, there was significant action beneath the surface during the quarter, with a number of our holdings showing either significant gains or losses. Dillard's, Inc., the third largest department store company, surged 49% in the quarter. Dillard's fundamentals started to show signs of improvement towards the end of 2001, following three years of disappointing results. When Dillard's reported stronger than expected earnings for the fourth quarter of 2001 in early March, the positive turn was very evident. In addition, William Dillard, the company's founder, passed away, fueling speculation the company might be sold. Sinclair Broadcast Group, Inc. rose 43% in the quarter, spurred by a recovering economy and rebound in advertising spending. In addition, a federal appeals court ordered the Federal Communications Commission to reconsider rules prohibiting a broadcaster from controlling more than 35% of the national TV market. If these rules are relaxed, Sinclair's 63 TV stations suddenly become much more valuable in a consolidating market. UICI gained 40%, as the Dallas-based insurance company's "back to basics" turnaround took hold. Finally, Hilton Hotels Corporation gained 31% in the quarter, as travel patterns have recovered from the depressed levels immediately following the terrorist attacks. In addition, tighter financing availability and continuing nervousness about the travel industry will restrain new supply of hotels.


                    K I R R , M A R B A C H  P A R T N E R S
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                               V A L U E  F U N D

On the negative side, WorldCom, Inc. continues to disappoint, as the stock plunged 52% amidst the carnage in the telecom sector. We remain comfortable the value of the business is significantly above the stock price, but the weekly onslaught of negative news continues to weigh heavily on the stock. Adelphia Communications Corporation also declined 52%, as it was revealed the company had a significant amount of debt hidden off of its balance sheet. We concluded management had violated its Covenant of Trust with shareholders and sold the stock subsequent to the end of the quarter.

Though it has become more difficult to uncover value since the market's recovery, we did add several new names during the quarter. USA Networks, Inc. will soon be named USA Interactive, following the sale of USA Networks and Sci-Fi Channel to Vivendi Universal SA. The company will then be a pure-play on e-commerce, with businesses such as Home Shopping Network, TicketMaster, Hotel Reservations Network, Citysearch and Match.com. What's a value manager doing buying an e-commerce company? As we explain in a following section, "value" and "growth" stocks are not mutually exclusive universes. USA Interactive will have almost $3 billion in cash. Combine this with the visionary leadership of Barry Diller, some of the strongest online franchises, very high expected growth rates of revenues, earnings and free cash flow and an attractive valuation and you have a very compelling story. Qwest Communications International Inc. is the owner of the old US West phone business as well as providing communication, data and internet services. The stock has suffered along with the rest of the telecom sector, but unlike many of its peers, Qwest has strong cash flow from it stable and predictable phone business. We think Qwest is a long-term survivor and management is taking the right steps to de-lever the capital structure. Ventas, Inc. is a leading healthcare REIT and owns nursing homes and long-term acute care hospitals, most of which are managed by Kindred Healthcare, Inc. Kindred's rental payments to Ventas increase annually at 3.5%, providing a dividend yield of 7.8% for Ventas. Additional upside could come from further acquisitions or rent increases or Ventas' 6% ownership of Kindred. Given our expectation stock market gains will be difficult to come by, a stock with a solid 7.8% yield and some upside is attractive. Similarly, the utility industry is at the doorstep of significant consolidation and Constellation Energy Group, Inc. is an acquisition candidate. Our forecast total return prospects of 10-12%, without any acquisition premium, provides a solid risk/reward opportunity.

We realized strong gains in Adaptec, Inc. and PanCanadian Energy Corporation after those stocks reached our price targets. We also realized modest gains in Apache Corporation and UnumProvident Corporation. We realized losses in Solutia, Inc., Proxim Corporation, and Banco Latinoamericano de Exportaciones, SA, redeploying the proceeds to more attractive opportunities.


        Percent Change in Top Ten Holdings from Book Cost (as of 3/31/02)
        -----------------------------------------------------------------

1.    EMCOR Group, Inc.            +246.4%   6.    USA Networks, Inc.                 +19.4%

2.    Cendant Corp.                 +45.5%   7.    Allied Capital Corp.               +58.9%

3.    Bausch & Lomb Inc.            +26.2%   8.    Constellation Energy Group Inc.     +1.4%


4.    Sinclair Broadcast Group,     +30.0%   9.    Hilton Hotels Corp.                +49.4%
      Inc.

5.    RPM, Inc.                     +60.6%  10.    Emmis Communications                +5.5%
                                                   Corporation


                     K I R R , M A R B A C H  P A R T N E R S
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                               V A L U E  F U N D


Why Enron Matters/The Covenant of Trust

As with many of life's endeavors, investing is based on trust. Investors in American capital markets trust the Street is fair, corporate management is honest and certified financial statements can be relied upon to give an unbiased and accurate portrayal of a company's operations and finances. There will be a cumulative effect from all of the seemingly disparate events in the headlines, all of which circle back to the erosion of what we refer to as the Covenant of Trust. We've already witnessed some of the short-term fallout, but as always, the key question is what the impact will be over the longer term.

We hope there will be a silver lining in this dark cloud of greed and self-dealing. We hope a new era dawns characterized by Accountability and Rational Expectations. Senior management works for the owners of the business, the shareholders, and should view the public shareholders as their partners, not their patsies. CEOs will be held accountable for every aspect of their business. In the future, it is doubtful a CEO will attempt to invoke former Enron CEO Kenneth Lay's "I know nothing" defense. Accounting standards will be tightened and CPA firms held accountable for certifying their clients are adhering to these standards. Part of the SEC's charge is to assure a level playing field for investors and they will be held accountable for making it so. The root cause of many of these problems was the market and economy were doing so well in the second half of the 90s, many assumed the good times would keep right on rolling. The expectations of investors, investment managers, senior management and the Street spiraled ever higher. It's a virtual mathematical impossibility for investment returns to compound at 28.5% and corporate profits to compound at 20% plus, given 4-5% GDP growth, but pressure to deliver "the number" is intense and people tried. A little lie to make this quarter's number became a bigger lie to make the next quarter, which led to outright fraud on down the road. While we're all for aiming high, and do it everyday, unrealistic expectations can lead to aberrant behavior.

The Value of Value Investing

The investment firm of Goldman Sachs recently published an informative research report, "The Value of Value Investing," which discusses the differences and similarities between value and growth investing, the long-term superiority of returns from value investing and a hypothesis for the underperformance of
growth.       You      can      access      the      entire       report      at
www.gs.com/funds/WHATNEWS/newsdesk.html or we'll be happy to send you a copy. The report describes the distinction between value and growth as one of emphasis. While both schools of investment agree the value of an investment is a direct function of its cash flows, value investors stress proven cash flows; growth invests focus on future cash flows.

"Value investors place less faith in future estimates, favoring stocks with lower valuations relative to current assets and cash flows--those in which investors have modest expectations of future growth. Value investors look among such low-expectation stocks for those companies with secure business franchise, a strong balance sheet and demonstrated cash flows, all of which increase their potential to deliver superior returns.

"Growth investors seek out those companies with the highest growth potential, via new products and/or expanding markets. The price of such promising growth companies will be higher relative to existing assets and cash flows, of course, and so they represent high expectation stocks. Growth investors moderate the risk of these higher valuations by seeking out companies with excellent management, competitive dominance and recurring revenue.


                    K I R R , M A R B A C H  P A R T N E R S
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                               V A L U E  F U N D


"Fundamentally speaking, both growth and value investors seek excess returns by uncovering a mismatch between price and prospects. That's why we can say that the labels `Value' and `Growth' are somewhat misleading--because great investments by definition incorporate a favorable balance of both price and prospects. Take prospects. It might seem intuitive that growth stocks have outperformed value stocks, because growth companies typically outgrow value companies. And yet, the returns from investing passively in growth stocks have lagged the returns from investing in the lower-expectation value stocks over extended periods. Over time, on average, price has proved to be a more powerful influence on investment outcomes than prospects (emphasis added)."

SUMMARY

We thank you for your investment and continuing confidence and trust in us. We try very hard to earn it each day. If you know of anyone who might be interested in investing in Value Fund, please let us know or have them contact Craig Kessler, Kirr, Marbach's Director of Marketing at 812-376-9444, 800-808-9444 or craig@kirrmar.com. Thanks again.

Regards,


/s/Mark D. Foster                   /s/Mickey Kim
-------------------                 ---------------------------------------
Mark D. Foster, CFA                 Mickey Kim, CFA
President                           Vice President, Treasurer and Secretary



Dillard's, Inc. accounted for 2.0% of Value Fund's assets as of March 31, 2002, Sinclair Broadcast Group, Inc. 2.7%, UICI 1.5%, Hilton Hotels Corporation 2.4%, WorldCom, Inc. 1.4%, Adelphia Communications Corporation 1.3%, USA Networks, Inc. 2.6%, Qwest Communications International Inc. 1.2%, Ventas Inc. 1.1%, Constellation Energy Group, Inc. 2.4%, EMCOR Group, Inc. 4.0%, Cendant Corp. 3.9%, Bausch & Lomb Inc. 2.8%, RPM, Inc. 2.6%, Allied Capital Corp. 2.5% and Emmis Communications Corporation 2.3%.

Adaptec, Inc. accounted for 2.9% of Value Fund's assets as of December 31, 2001, PanCanadian Energy Corporation 0.7%, Apache Corporation 2.1%, UnumProvident Corporation 1.8%, Solutia, Inc. 2.3%, Proxim Corporation 0.4% and Banco Latinoamericano de Exportaciones, SA 0.8%.

For a Prospectus and account application, please call Value Fund at 1-812-376-9444 or 1-800-808-9444 or write to Value Fund at 621 Washington Street, Columbus, Indiana 47202-1729. Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about Value Fund, including charges and expenses. The performance data quoted represents past performance and assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance does not reflect how Value Fund may perform in the future. The investment return and principal value of your investment will fluctuate. When redeemed, your shares may be worth more or less than their original cost. Rafferty Capital Markets, LLC is the Distributor for Value Fund.

                    K I R R , M A R B A C H  P A R T N E R S
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                               V A L U E  F U N D


Statement of Assets and Liabilities                   Statement of Operations
March 31, 2002                                        For the Six Months Ended March 31, 2002
(Unaudited)                                           (Unaudited)


ASSETS:                                               INVESTMENT INCOME:
  Investments, at current value                         Dividend income
      (cost $28,836,098)               $ 33,695,528         (net of withholding of $238)     $ 190,833
  Receivable for securities sold            330,932     Interest income                         12,219
  Dividends receivable                       15,348                                        -----------
  Interest receivable                         2,510     Total Investment Income                203,052
  Other assets                               14,743                                        -----------
                                       -------------    EXPENSES:
  Total Assets                           34,059,061     Investment Adviser fee                 150,098
                                       -------------    Shareholder servicing and
                                                            accounting costs                    28,821
                                                        Professional fees                       20,758
                                                        Administration fees                     18,716
                                                        Distribution fees                        9,550
                                                        Federal and state registration           7,623
LIABILITIES:                                            Other                                    4,679
  Payable for securities purchased          569,492     Custody fee                              3,849
  Accrued expenses                           45,162     Directors fees                           2,261
  Payable to Adviser                         47,973     Reports to shareholders                    988
                                       -------------                                       -----------
  Total Liabilities                         662,627     Total expenses before
                                       -------------        reimbursement                      247,343
NET ASSETS                             $ 33,396,434     Less:  Reimbursement from
                                       =============        Investment Adviser                 (22,197)
NET ASSETS CONSIST OF:                                                                     -----------
  Capital stock                        $ 28,010,724     Net Expenses                           225,146
  Distribution in excess of net                                                            -----------
      investment income                     (34,017)  NET INVESTMENT LOSS                      (22,094)
  Undistributed net realized gain                                                          -----------
      on investments                        560,297   REALIZED AND UNREALIZED
  Net unrealized appreciation                         GAIN ON INVESTMENTS:
      on investments                      4,859,430     Net realized gain on investments       560,296
                                       -------------    Change in unrealized appreciation/
  Total Net Assets                     $ 33,396,434         depreciation on investments      5,500,721
                                       =============
  Shares outstanding (500,000,000                                                          -----------
      shares of $0.01 par value                         Net realized gain on investment      6,061,017
      authorized)                         2,527,239                                        -----------
  Net asset value, redemption price                   NET INCREASE IN NET ASSETS
      and offering price per share           $13.21     RESULTING FROM
                                       =============        OPERATIONS                      $6,038,923
                                                                                           ===========


                     See Notes to the Financial Statements.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                               V A L U E  F U N D


Statement of Changes in Net Assets



                                                       Six Months Ended        Year Ended
                                                        March 31, 2002     September 30, 2001
                                                       --------------------------------------
                                                              (Unaudited)
OPERATIONS:
  Net investment income (loss)                            $      (22,094)   $     29,210
  Net realized gain/(loss) on investments                        560,296       4,403,635
  Change in unrealized appreciation/(depreciation)
      on investments                                           5,500,721      (5,298,393)
                                                          ---------------   -------------
  Net increase/(decrease) in net assets resulting
      from operations                                          6,038,923        (865,548)
                                                          ---------------   -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                    3,511,834       7,888,324
  Shares issued to holders in reinvestment of dividends        1,623,764               -
  Cost of shares redeemed                                     (1,858,275)     (1,445,404)
                                                          ---------------   -------------
  Net increase in net assets from
      capital share transactions                               3,277,323       6,442,920
                                                          ---------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (23,927)              -
  Tax return of capital                                       (1,656,168)              -
                                                          ---------------   -------------
                                                              (1,680,095)              -
                                                          ---------------   -------------

TOTAL INCREASE IN NET ASSETS                                   7,636,151       5,577,372
                                                          ---------------   -------------

NET ASSETS:
  Beginning of period                                         25,760,283      20,182,911
                                                          ---------------   -------------
  End of period (including distributions in excess
  of, and undistributed, net investment income of         ---------------   -------------
  ($34,017) and $12,004, respectively)                      $ 33,396,434    $ 25,760,283
                                                          ===============   =============


CHANGES IN SHARES OUTSTANDING:
  Shares sold                                                    282,605         637,924
  Shares issued to holders in reinvestment of dividends          124,905               -
  Shares redeemed                                               (148,334)       (123,212)
                                                          ---------------   -------------
      Net increase in shares outstanding                         259,176         514,712
                                                          ===============   =============



                     See Notes to the Financial Statements.






                     K I R R , M A R B A C H  P A R T N E R S
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                               V A L U E  F U N D

Financial Highlights

For a Fund share outstanding throughout the period.


                                                                 Year Ended    Year Ended  December 31, 1998(1)
                                            Six Months Ended    September 30, September 30,     Through
                                             March 31, 2002         2001         2000      September 30, 1999
                                             --------------     -----------   -----------  ------------------
                                              (Unaudited)
PER SHARE DATA:

Net asset value, beginning of period            $   11.36         $   11.51    $     9.91        $   10.00
                                             ------------       -----------   -----------  ---------------

Income/(Loss) from investment operations:
   Net investment income/(loss)                     (0.01)             0.02             -             0.04
   Net realized and unrealized gain/(loss)
      on investments                                 2.59             (0.17)         1.65            (0.13)
                                             ------------       -----------   -----------  ---------------

   Total from investment operations                  2.58             (0.15)         1.65            (0.09)
                                             ------------       -----------   -----------  ---------------
Less distributions:
   Dividends from net investment income            (0.01)                 -         (0.04)               -
   Realized capital gains                          (0.72)                 -             -                -
   Tax return of capital                               -                  -         (0.01)               -
                                             ------------       -----------   -----------  -----------------
                                                   (0.73)
                                                                          -         (0.05)               -
                                             ------------       -----------   -----------  ----------------

   Net asset value, end of period               $   13.21         $   11.36     $   11.51        $    9.91
                                             ============       ===========   ===========  ================

TOTAL RETURN                                        22.83% (2)       - 1.30%        16.77%               - (2)
                                                                                                      0.90%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period                  $33,396,434       $25,760,283   $20,182,911      $18,172,971

   Ratio of expenses to average net assets:
      Before expense reimbursement                  1.64% (3)          1.80%         1.97%            3.01%(3)
      After expense reimbursement                   1.50% (3)          1.50%         1.50%            1.50%(3)

   Ratio of net investment income/(loss) to average net assets:
      Before expense reimbursement                 (0.29)% (3)        (0.18)%       (0.41)%          (0.76)%(3)
      After expense reimbursement                  (0.15)% (3)         0.12%         0.06%            0.75%(3)

   Portfolio turnover rate                         32.85%             80.05%        96.48%           77.79%

   (1) Commencement of operations.
   (2) Not annualized.
   (3) Annualized.


                     See Notes to the Financial Statements.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                               V A L U E  F U N D


Schedule of Investments
March 31, 2002
(Unaudited)

 Number                                                    Number
of Shares                                      Value      of Shares                                      Value
---------                                   -----------   ---------                                     ---------
          COMMON STOCKS - 94.1%                                    Insurance - 4.1%
          Business Services - 4.0%                           608   Alleghany Corporation                  114,000
67,700    Cendant Corporation*              $ 1,299,840   14,150   PartnerRe Holdings, Ltd.               772,590
                                            -----------   26,100   UICI                                   494,595
                                                                                                        ---------
          Business Supplies - 1.2%                                                                      1,381,185
25,300    Daisytek International                                                                        ---------
             Corporation*                       402,523            Manufacturing / Production - 16.4%
                                            -----------
                                                          13,900   Cummins Engine Company, Inc.           656,497
          Communications & Media - 10.1%                  23,100   EMCOR Group, Inc.*                   1,339,800
29,700    Adelphia Communications                         19,700   Engelhard Corporation                  611,291
             Corporation - Class A*             442,530    7,100   Harsco Corporation                     277,894
29,000    Emmis Communications                            11,600   Joy Global, Inc                        189,080
             Corporation - Class A*             775,460    2,500   3M Co.                                 287,525
47,200    Qwest Communications Intl.            387,984   34,800   Pall Corp.                             713,052
66,500    Sinclair Broadcast Group - A          901,075   55,600   RPM Inc. Ohio                          864,580
27,200    USA Networks, Inc.                    864,144    5,000   Snap On Tools, Inc.                    170,250
                                            -----------   20,000   Washington Group Intl, Inc.            383,400
                                              3,371,193                                                 ---------
                                            -----------                                                 5,493,369
                                                                                                        ---------
          Consumer Products - 1.8%
19,000    Newell Rubbermaid Inc.                607,240            Medical - 8.0%
                                            -----------
                                                          21,300   Bausch & Lomb, Inc.                    949,341
          Energy / Natural Resources - 3.2%               18,500   Boston Scientific Corporation*         464,165
13,900    Marathon Oil Corporation              400,320   15,600   Guidant Corp.                          675,792
 6,300    Petroleum Geo Services-ADR            487,599   36,000   Ivax Corp.                             577,800
                                                                                                        ---------
 6,300    Plum Creek Timber Co.                 187,173                                                 2,667,098
                                            -----------                                                 ---------
                                              1,075,092            Real Estate Investment Trusts - 1.1%
                                            -----------   30,000   Ventas, Inc.                           379,500
          Financial Services - 9.7%                                                                     ---------

30,700    Allied Capital Corporation            844,250            Retail - 4.1%
23,900    Commercial Federal                              27,800   Dillard's, Inc. Class-A
             Corporation                        642,910                                                   663,308
15,100    H&R Block, Inc.                       671,195   21,800   Dollar Tree Stores, Inc.
24,900    KPMG Consulting                       502,980                                                   715,258
42,100    Sovereign Bancorp, Inc.               591,505                                                 ---------
                                            -----------                                                 1,378,566
                                              3,252,840                                                 ---------
                                            -----------

          Food & Beverage - 0.8%                                   Technology - 1.7%
11,600    The Kroger Co.*                       257,056
                                            -----------    9,600   CenterSpan Communications               69,120
                                                                  Corporation*
                                                          17,850   NYFIX, Inc.*                           267,036

                                                          10,400   Scientific-Atlanta, Inc.               240,240
                                                                                                        ---------
                                                                                                          576,396
                                                                                                        ---------

                     See Notes to the Financial Statements.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                               V A L U E  F U N D


Schedule of Investments (Continued)
March 31, 2002
(Unaudited)

 Number                                                   Number
of Shares                                     Value       of Shares                                      Value
---------                                   -----------   ---------                                    ----------
          Telecommunications - 6.1%                                Waste Disposal - 2.0%
70,000    Citizens Communications                         36,300   Republic Services, Inc.*               678,084
             Company*                           752,500                                                ----------
 6,700    IDT Corporation*                      135,273            Total common stocks
12,700    IDT Corporation-Class B*              224,155            (cost $26,579,404)                  31,438,834
 5,175    Telephone and Data Systems, Inc.      456,694                                                ----------
67,900    WorldCom, Inc.*                       457,646
                                            -----------
                                              2,026,268
                                            -----------   Principal
          Toys - 3.8%                                       Amount     SHORT-TERM INVESTMENTS - 6.8%
31,500    Mattel, Inc.                          656,460   -----------
33,300    Toys "R" Us, Inc.                     598,068
                                            -----------            Variable Rate Demand Notes**
                                              1,254,528   $931,299 American Family, 1.503%                931,299
                                            -----------    681,523 Wisconsin Corporate Central
          Transportation - 4.6%                                      Credit Union, 1.579%                 681,523
38,000    Airborne, Inc.                        664,620    643,872 Wisconsin Electric, 1.503%             643,872
 9,900    Burlington Northern Santa Fe                                                                 ----------
          Corporation                           298,782            Total short-term investments
 5,800    Canadian Pacific Railway Ltd - f.     124,236              (cost $2,256,694)                  2,256,694
 2,900    CP Ships Ltd.                          34,858                                                ----------
13,800    Ryder System, Inc.                    407,652            Total investments - 100.9%
                                            -----------              (cost $28,836,098)                33,695,528
                                              1,530,148
                                            -----------            Liabilities in excess of other
          Travel & Recreation - 6.0%                                 assets - (0.9)%                     (299,094
17,000    Carnival Corporation                  555,050                                                ----------
55,000    Hilton Hotels Corporation             786,500            TOTAL NET ASSETS - 100.0%      $    33,396,434
62,300    Park Place Entertainment              657,265                                           ===============
                                            -----------
                                              1,998,815
                                            -----------
          Utilities - 5.4%
 24,700   Allete                                718,523
 23,200   Calpine Corporation                   294,640
 25,800   Constellation Energy Group            795,930                * -- Non-income producing security.
                                            -----------               ** -- Variable rate security.  The rates listed
                                              1,809,093                     are as of March 31, 2002.
                                            -----------              ADR -- American Depository Receipt
                                                                       F -- Foreign Security







                     See Notes to the Financial Statements.



                     K I R R , M A R B A C H   P A R T N E R S
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                                V A L U E  F U N D


Notes to the Financial Statements
March 31, 2002
(Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Kirr Marbach Partners Fund, Inc. (the "Corporation") was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c) Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                               V A L U E  F U N D


Notes to the Financial Statements (Continued)
March 31, 2002
(Unaudited)

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2.   INVESTMENT TRANSACTIONS

The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, by the Fund for the six months ended March 31, 2002, were as follows:


                                            Purchases        Sales
                                            -----------   ------------
U.S. Government............................ $      -      $       -
Other...................................... $11,335,257   $ 9,392,236

At March 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                              $ 6,792,046
(Depreciation)                                             (1,932,616)
                                                          ------------
Net appreciation on investments                           $ 4,859,430
                                                          ===========

At March 31, 2002, the cost of investments for federal income tax purposes was $28,836,098.

3.   AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the "Investment Adviser"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

Until February 28, 2003, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.50% of its average daily net assets. Accordingly, for the six months ended March 31, 2002, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $22,197. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2003. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

Rafferty Capital Markets, LLC, (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Corporation to pay the Distributor a distribution and shareholder

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                               V A L U E  F U N D


Notes to the Financial Statements (Continued)
March 31, 2002
(Unaudited)


servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the six months ended March 31, 2002, the Fund incurred expenses of $9,550 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.





                     K I R R , M A R B A C H  P A R T N E R S
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                               V A L U E  F U N D


                                D i r e c t o r s
                                 Mark D. Foster
                                   Mickey Kim
                                Jeffrey N. Brown
                                 Mark E. Chesnut
                               John F. Dorenbusch

                        P r i n c i p a l  O f f i c e r s
                            Mark D. Foster, President
               Mickey Kim, Vice President, Treasurer and Secretary

                        I n v e s t m e n t  A d v i s e r
                          Kirr, Marbach & Company, LLC
                              621 Washington Street
                             Columbus, Indiana 47201

                              D i s t r i b u t o r
                          Rafferty Capital Markets, LLC
                           59 Hilton Avenue, Suite 101
                           Garden City, New York 11530

                                C u s t o d i a n
                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                           A d m i n i s t r a t o r ,
                         T r a n s f e r  A g e n t  a n d
                 D i v i d e n d - D i s b u r s i n g  A g e n t
                         U.S. Bancorp Fund Services, LLC
                                   Third Floor
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                   I n d e p e n d e n t  A c c o u n t a n t s
                                    KPMG LLP
                               303 E. Wacker Drive
                             Chicago, Illinois 60601

                             L e g a l  C o u n s e l
                                Kirkland & Ellis
                               200 E. Randolph Dr.
                             Chicago, Illinois 60601

         This report should be accompanied or preceded by a prospectus.